THE UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 24, 2004

RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC. (as company under a Trust Agreement, dated as of May 27, 2004, providing for, inter alia, the issuance of Mortgage Trust Certificates, Series 2004-SR1)

                 Residential Funding Mortgage Securities I, Inc.
             (Exact name of registrant as specified in its charter)



          DELAWARE                      333-106093             75-2006294
(State or Other Jurisdiction           (Commission          (I.R.S. Employer
      of Incorporation)                File Number)        Idenfication No.)


8400 Normandale Lake Blvd.
Suite 250
Minneapolis, Minnesota                                           55437
(Address of Principal                                            (Zip Code)
Executive Offices)

Registrant's telephone number, including area code, is (952) 857-7000


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Item 5. Other Events.
                On May 27, 2004, the Registrant will cause the issuance and sale of approximately $143,773,665 initial principal amount of Mortgage Trust Certificates, Series 2004-SR1, Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class R (the "Certificates") pursuant to a Trust Agreement, to be dated as of May 27, 2004, among the Registrant, Residential Funding Corporation, as Certificate Administrator and JPMorgan Chase Bank, as Trustee.

                In connection with the sale of the Series 2004-SR1, Certificates, other than a de minimis portion of the Class R Certificates, to Goldman, Sachs & Co. (the "Underwriter"), the Registrant has been advised by the Underwriter that the Underwriter has furnished to prospective investors certain yield tables and other computational materials (the "Computational Materials") with respect to the Certificates following the effective date of Registration Statement No. 333-106093, which Computational Materials are being filed manually as exhibits to this report.

                The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

                The Computational Materials consist of the pages (the "Computational Materials") that appear after the Form SE cover sheet and the page headed "NOTICE". [THE UNDERWRITER HAS ADVISED THE REGISTRANT THAT CERTAIN INFORMATION IN THE COMPUTATIONAL MATERIALS MAY HAVE BEEN BASED ON ASSUMPTIONS THAT DIFFERED FROM THE FINAL POOL INFORMATION.]

                The Computational Materials were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
(a) Financial Statements. Not applicable.

(b) Pro Forma Financial Information. Not applicable.

(c)    Exhibits

            ITEM 601(A) OF
            REGULATION S-K
EXHIBIT NO. EXHIBIT NO.            DESCRIPTION

    1           99              Computational Materials



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                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                                   RESIDENTIAL FUNDING MORTGAGE
                                                   SECURITIES I, INC.

                                                   By: /s/   Joe Orning
                                                   Name:   Joe Orning
                                                   Title:   Vice President

Dated: May 24, 2004


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                                  EXHIBIT INDEX



               Item 601(a) of
    Exhibit    Regulation S-K                              Sequentially Numbered
     Number     Exhibit No.         Description                      Page

       1             99       Computational Materials           Filed Manually




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